EXHIBIT 10.4.2
     SECOND AMENDMENT, dated as of August 20, 2008 (“Second Amendment”), to the Second Amended and Restated Sale and Servicing Agreement dated as of May 8, 2008 (as amended, restated or otherwise modified, the “Agreement”), by and among CapitalSource Real Estate Loan LLC, 2007-A, as the seller (the “Seller”), CSE Mortgage LLC, as the originator (the “Originator”), and as the servicer (the “Servicer”), each of the Issuers from time to time party thereto (collectively, the “Issuers”), each of the Liquidity Banks from time to time party thereto (collectively, the “Liquidity Banks”), Citicorp North America, Inc., as the administrative agent for the Issuers and Liquidity Banks thereunder (the “Administrative Agent”); and Wells Fargo Bank, National Association, not in its individual capacity but as the backup servicer (the “Backup Servicer”), and not in its individual capacity but as the collateral custodian (the “Collateral Custodian”). Terms not otherwise defined in this Second Amendment shall have the meanings set forth in the Agreement.
     The parties hereto desire to amend the Agreement as set forth below.
     Accordingly, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
     Section 1. Amendments to the Agreement. Effective as of the Effective Date (as defined below), the Agreement is hereby amended as follows:
     (i) The definition of “Citibank Facilities” set forth in Section 1.1 of the Agreement is hereby amended by (x) inserting “and” immediately before clause (ii) thereof, (y) deleting clause (iii) in its entirety, and (z) adding the following immediately prior to the end of such defined term: “(the “CS Funding VII Facility”)”.
     (ii) The definition of “Class A Commitment” set forth in Section 1.1 of the Agreement is hereby amended by (x) deleting clause (a) of such defined term in its entirety, and (y) substituting therefor the following new clause (a):
“(a) with respect to Citibank, prior to the Termination Date, an amount equal to $464,899,615, or such amount as reduced or increased by any Assignment and Acceptance Agreement, or”
     (iii) The definition of “Class A Facility Amount” set forth in Section 1.1 of the Agreement is hereby amended by replacing the dollar amount “$1,500,000,000” appearing in the second line thereof with the dollar amount “$464,899,615”.
     (iv) The definition of “Combined Commitment Amount” set forth in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:
“Combined Commitment Amount”: As of any day, the lesser of (x) the aggregate Class A Commitments outstanding hereunder plus the “Commitments” outstanding under the CS Funding VII Facility, and (y) $750,000,000.
     (v) The definitions of “Combined Threshold Amount” and “Combined Voluntary Reductions” set forth in Section 1.1 of the Agreement are hereby deleted in their entirety.

     (vi) The definition of “Issuer Purchase Limit” set forth in Section 1.1 of the Agreement is hereby amended by replacing the dollar amount “$600,000,000” appearing in the first line thereof with the dollar amount “$464,899,615”.
     (vii) Section 2.1(b) of the Agreement is hereby amended by (x) inserting “and” immediately before clause (ii) in the second sentence thereof and (y) deleting clause (iii) in such sentence in its entirety.
     Section 2. Representations and Warranties of the Seller and the Servicer.
     Each of the Seller and the Servicer, jointly and severally, hereby represents and warrants as of the date hereof as follows (which representations and warranties shall survive the execution and delivery of this Second Amendment):
     (i) The representations and warranties of each of the Seller and the Servicer set forth in the Agreement are true and correct on and as of such date, after giving effect to this Second Amendment, as though made on and as of such date;
     (ii) Following the effectiveness of this Second Amendment, no event has occurred and is continuing which constitutes a Termination Event or Unmatured Termination Event;
     (iii) Each of the Seller and the Servicer is in compliance with each of its covenants and agreements set forth in the Transaction Documents; and
     (iv) This Second Amendment has been duly executed and delivered by the Seller and the Servicer and constitutes the legal, valid and binding obligation of the Seller and Servicer, and is enforceable in accordance with its terms subject (x) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally, from time to time in effect, and (y) to general principles of equity.
     Section 3. Effective Date; Continued Effectiveness; Governing Law; Counterparts.
     (a) This Second Amendment shall become effective as of the time and date (the “Effective Date”) when the Administrative Agent shall have received a counterpart of (i) this Second Amendment, duly executed and delivered on behalf of each of the parties hereto, (ii) the Second Amendment to the CS Funding VII Facility, dated as of the date of this Second Amendment, duly executed and delivered on behalf of each of the parties thereto, and (iii) the Collateral Repurchase Agreement, dated as of the date of this Second Amendment, relating to that certain Second Amended and Restated Sale and Servicing Agreement, dated as of May 8, 2008, among CSE QRS Funding II LLC, CSE Mortgage LLC, each of the Issuers and Liquidity Banks from time to time party thereto, Citicorp North America, Inc., as the Administrative Agent and Wells Fargo Bank, National Association, as the Backup Servicer and as the Collateral Custodian.
     (b) Nothing herein shall be deemed to be a waiver of any covenant, or agreement contained in, or any Termination Event or Unmatured Termination Event under the Agreement

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and each of the parties hereto agrees that all other covenants and agreements and other provisions contained in the Agreement and the other Transaction Documents as modified by this Second Amendment shall remain in full force and effect from and after the date of this Second Amendment.
     (c) THIS SECOND AMENDMENT, AND THE AGREEMENT AS AMENDED BY THE SECOND AMENDMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
     (d) This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile or by electronic mail in portable document format (pdf)), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
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     IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:	CAPITALSOURCE REAL ESTATE LOAN LLC, 2007-A

	By:	/S/ JEFFREY A. LIPSON

	Name:	Jeffrey A. Lipson
	Title:	Vice President and Treasurer

THE ORIGINATOR AND SERVICER:	CSE MORTGAGE LLC

	By:	/S/ JEFFREY A. LIPSON

	Name:	Jeffrey A. Lipson
	Title:	Vice President and Treasurer
[Signatures Continued on the Following Page]

ISSUERS:	CRC FUNDING, LLC,
in its capacity as an Issuer

By: Citicorp North America, Inc., as Attorney-in-Fact

	By:	/S/ GERALD F. KEEFE

	Name:	Gerald F. Keefe
	Title:	Vice President

CAFCO, LLC,
in its capacity as an Issuer

By: Citicorp North America, Inc., as Attorney-in-Fact

	By:	/S/ GERALD F. KEEFE

	Name:	Gerald F. Keefe
	Title:	Vice President

CIESCO, LLC,
in its capacity as an Issuer

By: Citicorp North America, Inc., as Attorney-in-Fact

	By:	/S/ GERALD F. KEEFE

	Name:	Gerald F. Keefe
	Title:	Vice President

LIQUIDITY BANK:	CITIBANK, N.A.,
in its capacity as a Liquidity Bank

	By:	/S/ GERALD F. KEEFE

	Name:	Gerald F. Keefe
	Title:	Vice President

THE ADMINISTRATIVE AGENT:	CITICORP NORTH AMERICA, INC.

	By:	/S/ GERALD F. KEEFE

	Name:	Gerald F. Keefe
	Title:	Vice President